UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 2, 2011

Erie Indemnity Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-24000	25-0466020
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Erie Insurance Place, Erie, Pennsylvania		16530
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(814)870-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Retention Agreement with Executive Vice President, Secretary and General Counsel

On August 3, 2011, Erie Indemnity Company (the "Registrant") entered into an Executive Retention Agreement with James J. Tanous, Executive Vice President, Secretary and General Counsel of the Registrant and each of its subsidiaries and related companies (the "Retention Agreement"). The Retention Agreement provides for the retention of Mr. Tanous’ services through January 31, 2013 (the "Retention Period"), thereby providing sufficient time for an orderly transition of Mr. Tanous’ responsibilities upon his anticipated retirement in early 2013.

The Retention Agreement provides that if Mr. Tanous is employed in good standing with the Registrant throughout the Retention Period, and retires at the end of the Retention Period, he will receive a lump sum payment, less applicable taxes, of $750,000 on August 1, 2013. In addition, he will be eligible for payment for any unused vacation time, unused sick time, incentive compensation and employee benefits as provided for in accordance with each plan’s documents and the Registrant’s policies.

The Retention Agreement provides for a release by Mr. Tanous of any claims he might have against the Registrant and its officers, directors and related persons; customary confidentiality provisions; a six month non-compete agreement beginning the date of his retirement; as well as an agreement by Mr. Tanous to cooperate with the Registrant if his assistance is needed during the six months following his retirement in connection with matters that arose while he was employed by the Registrant.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference the Retention Agreement, a copy of which is filed as Exhibit 10.1 to this Report.

Item 8.01 Other Events.

At its meeting on August 2, 2011, the Board of Directors of Erie Indemnity Company approved the following dividend on shares of Erie Indemnity Company Class A common stock:

Class A Rate Per Share: $0.515
Dividend Number: 323
Declaration Date: August 2, 2011
Ex-Dividend Date: October 4, 2011
Record Date: October 6, 2011
Payable Date: October 20, 2011

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 10.1 Executive Retention Agreement between Erie Indemnity Company and James J. Tanous dated August 3, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erie Indemnity Company

August 4, 2011	By:	Terrence W. Cavanaugh

Name: Terrence W. Cavanaugh
Title: President & Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Executive Retention Agreement between Erie Indemnity Company and James J. Tanous dated August 3, 2011